Exhibit 10.1

AMENDMENT NO. 1 TO NOTE AGREEMENT

THIS AMENDMENT NO. 1 TO NOTE AGREEMENT (this “Amendment”) is entered into as of September 30, 2014 by and between AMETEK, INC., a Delaware corporation (the “Company”), and the undersigned holders of Notes (as hereinafter defined).

Recitals

A. The Company entered into that certain Note Purchase Agreement dated as of August 30, 2007 (as in effect immediately prior to the effectiveness of this Amendment, the “Existing Note Agreement”), with the several Purchasers listed in Schedule A attached thereto, pursuant to which the Company issued and sold to such Purchasers (i) $270,000,000 in aggregate principal amount of the Company’s 6.20% Series A Senior Notes due December 18, 2017 (the “Series A Notes”), (ii) $100,000,000 in aggregate principal amount of the Company’s 6.30% Series B Senior Notes due December 18, 2019 (the “Series B Notes”) and (iii) $80,000,000 in aggregate principal amount of the Company’s 6.35% Series C Senior Notes due July 16, 2018 (the “Series C Notes” and together with the Series A Notes, the Series B Notes and any such promissory notes that may have been issued in substitution or exchange therefor prior to the date hereof, the “Notes”).

B. The Company has requested that the holders of Notes amend the Existing Note Agreement in certain respects, as set forth in this Amendment (as so amended, the “Note Agreement”), and the undersigned holders of Notes, subject to the terms and conditions set forth herein, are willing to agree to such amendments.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Note Agreement.

2. Amendments to the Note Agreement. The Existing Note Agreement is hereby amended as follows:

(a) Schedule B Defined Terms. The definition of “Indebtedness” appearing in Schedule B to the Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

““Indebtedness” means, as to any Person, at a particular time without duplication,

(a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding trade payables and accrued expenses arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its reimbursement obligations in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money) solely to the extent drawn and limited to the drawn amounts;

(f) Swaps of such Person;

(g) all obligations in respect of securitization transactions entered into by such Person, including any obligations in respect of any Permitted Receivables Securitization Program; and

(h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (g) above.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.”

(b) The definition of “Operating Lease Attributable Debt” appearing in Schedule B to the Existing Note Agreement is hereby deleted and of no further force or effect.

3.	Representations and Warranties of the Company.

(a) Organization; Power and Authority. The Company hereby represents and warrants that the Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. The Company has all requisite corporate power to execute and deliver this Amendment and to perform its obligations under this Amendment and the Note Agreement.

(b) Authorization, Etc. The execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under this Amendment and the Note Agreement have been duly authorized by all requisite corporate action on the part of the Company. The Company has duly executed and delivered this Amendment, and this Amendment and the Note Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally, and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

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(c) No Conflicts. The execution, delivery and performance by the Company of this Amendment will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, material lease, corporate charter or by-laws, or any other material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

(d) No Defaults. No Default or Event of Default has occurred and is continuing and no event has occurred and no condition exists that, upon the execution and delivery of this Amendment and the effectiveness of this Amendment, would constitute a Default or an Event of Default.

4. Conditions to Effectiveness. This Amendment shall become effective, as of the date first written above (the “Effective Date”), upon satisfaction of the following conditions precedent:

(a) The undersigned holders of Notes shall have received a counterpart of this Amendment, in form and substance satisfactory to such holders, in their sole discretion, duly executed and delivered by each of the parties thereto.

(b) The representations and warranties of the Company contained in this Amendment shall be true on and as of the Effective Date.

(c) The undersigned holders of Notes shall have received fully executed copies of similar amendments to each of (i) the Note Purchase Agreement, dated as of November 23, 2004, by and between the Company and the requisite holders of the notes issued thereunder, (ii) the Note Purchase Agreement, dated as of August 31, 2005, by and between the Company and the requisite holders of the notes issued thereunder, (iii) the Note Purchase Agreement, dated as of September 17, 2008, by and between the Company and the requisite holders of the notes issued thereunder, (iv) the Note Purchase Agreement, dated as of September 17, 2010, by and between the Company and the requisite holders of the notes issued thereunder, and (v) the Note Purchase Agreement, dated as of December 20, 2011, by and between the Company and the requisite holders of the notes issued thereunder.

(d) Without limiting the provisions of Section 15.1 of the Note Agreement, the Company shall have paid on or before the Effective Date the fees, charges and disbursements of: Bingham McCutchen LLP (“Bingham”), special counsel to the holders of Notes, to the extent reflected in a statement of Bingham rendered to the Company at least one Business Day prior to the Effective Date.

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(e) All proceedings taken in connection with the execution and delivery of this Amendment and the transactions contemplated hereby shall be satisfactory to the holders of the Notes and their special counsel; and the holders of the Notes and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection with the execution and delivery of this Agreement. The release by the Noteholders of signature pages to this Amendment shall constitute their acknowledgement that the conditions set forth in this Section 4(d) have been satisfied.

5.	Miscellaneous.

(a) References to Note Agreement. Upon and after the date of this Amendment, each reference to the Note Agreement in the Note Agreement, the Notes or any other instrument or agreement entered into in connection therewith or otherwise related thereto shall mean and be a reference to the Existing Note Agreement as amended by this Amendment (and as hereafter amended from time to time).

(b) Ratification and Confirmation. Except as specifically amended herein, the Note Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

(c) No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of Notes, nor constitute a waiver of any provision of the Note Agreement, any Note or any other instrument or agreement entered into in connection therewith or otherwise related thereto.

(d) Expenses. The Company agrees to pay promptly all expenses of the holders of Notes related to this Amendment and all matters contemplated hereby, including, without limitation, all fees and expenses of the holders’ special counsel.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

(f) Counterparts. This Amendment may be executed in counterparts (including those transmitted by electronic transmission (including, without limitation, facsimile and e-mail)), each of which shall be deemed an original and all of which taken together shall constitute one and the same document. Delivery of this Amendment may be made by facsimile or electronic transmission of a duly executed counterpart copy hereof and shall be effective as delivery of a manually executed counterpart hereof.

[The remainder of this page is intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

AMETEK, INC.

By:	/s/ William J. Burke
Name:	William J. Burke
Title:	Senior Vice President – Comptroller & Treasurer

The foregoing is hereby agreed to as of the date hereof.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Jessica L. Maizel
Name:	Jessica L. Maizel
Title:	Senior Director

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
By:	Prudential Investment Management, Inc., as investment manager

By:	/s/ Eric Seward
Name:	Eric Seward
Title:	Vice President

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Mark E. Kishler
Name:	Mark E. Kishler
Title:	Authorized Representative

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Matthew A. Levene
Name:	Matthew A. Levene
Title:	Assistant Vice President

By:	/s/ Cathy L. Schwartz
Name:	Cathy L. Schwartz
Title:	Assistant Secretary

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By:	Delaware Investment Advisors, a series of Delaware Management Business Trust, Attorney in Fact

By:	/s/ Frank LaTorraca
Name:	Frank LaTorraca
Title:	Vice President

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Edward Brennan
Name:	Edward Brennan
Title:	Senior Director

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Edward Brennan
Name:	Edward Brennan
Title:	Senior Manager

BANKERS LIFE AND CASUALTY COMPANY COLONIAL PENN LIFE INSURANCE COMPANY WASHINGTON NATIONAL INSURANCE COMPANY
By:	40|86 Advisors, Inc., acting as Investment Advisor

By:	/s/ Jesse E. Horsfall
Name:	Jesse E. Horsfall
Title:	SVP

ATHENE ANNUITY AND LIFE COMPANY (f/k/a AmerUs Life Insurance Company and successor in interest to Aviva Life Insurance Company and American Investors Life Insurance Company)
By:	Athene Asset Managmenet L.P., its investment advisor
By:	AAM GP Ltd., its general partner

By:	/s/ Roger D. Fors
Name:	Roger D. Fors
Title:	Vice President, Fixed Income

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Steven J. Katz
Name:	Steven J. Katz
Title:	Managing Director & Senior Counsel

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Adviser

By:	/s/ Steven J. Katz
Name:	Steven J. Katz
Title:	Managing Director & Senior Counsel

STATE FARM LIFE INSURANCE COMPANY

By:	/s/ Julie Hoyer
Name:	Julie Hoyer
Title:	Senior Investment Officer – Fixed Income

By:	/s/ Jeffrey Attwood
Name:	Jeffrey Attwood
Title:	Investment Officer

UNUM LIFE INSURANCE COMPANY OF AMERICA
By:	Provident Investment Management, LLC, its Agent

By:	/s/ Ben S. Miller
Name:	Ben S. Miller
Title:	Senior Managing Director

PROVIDENT LIFE AND ACCIDENT INSURANCE COMPANY
By:	Provident Investment Management, LLC, its Agent

By:	/s/ Ben S. Miller
Name:	Ben S. Miller
Title:	Senior Managing Director

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By:	/s/ Brian F. Landry
Name:	Brian F. Landry
Title:	Assistant Treasurer

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	Vice President

COMPANION LIFE INSURANCE COMPANY

By:	/s/ Justin P. Kavan
Name:	Justin P. Kavan
Title:	An Authorized Signer

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	/s/ Michael I. Bullock
Name:	Michael I. Bullock
Title:	V.P., Private Placements

THE STATE LIFE INSURANCE COMPANY
By:	American United Life Insurance Company, its Agent

By:	/s/ Michael I. Bullock
Name:	Michael I. Bullock
Title:	V.P., Private Placements

PIONEER MUTUAL LIFE INSURANCE COMPANY
By:	American United Life Insurance Company, its Agent

By:	/s/ Michael I. Bullock
Name:	Michael I. Bullock
Title:	V.P., Private Placements

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY

By:	/s/ Jeffrey A. Fossell
Name:	Jeffrey A. Fossell
Title:	Authorized Signatory

AMERITAS LIFE INSURANCE CORP. AMERITAS LIFE INSURANCE CORP. successor by merger to ACACIA LIFE INSURANCE COMPANY
By:	Ameritas Investment Partners, Inc., as Agent

By:	/s/ Tina Udell
Name:	Tina Udell
Title:	Vice President & Managing Director Corporate Credit

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By:	/s/ Ernie Friesen
Name:	Ernie Friesen
Title:	SVP and CIO, General Account

By:	/s/ Janet Hurkett
Name:	Janet Hurkett
Title:	Manager, Investments